UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 10, 2005

                   SUNWIN INTERNATIONAL NEUTRACEUTICALS,INC.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                        033-10456               56-2416925
-------------------------------- ------------------------- ---------------------
 (State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

  6 Youpeng Road, Qufu, Shandong, China                  273100
--------------------------------------------   --------------------------------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      (86) 537-4424999
                                                        -------------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Registration FD Disclosure

          The Company issued press releases on November 10, 2005 and November 22, 2005.


Item 9.01       Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated November 10, 2005.
99.2     Press Release dated November 22, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.



Date:  February 9, 200                     By:  /s/  Dongdong Lin
                                                     -----------------
                                                     Dongdong Lin
                                                     Chief Executive Officer